UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

ENVOY GROUP CORP.

(Exact name of registrant as specified in its charter)

Florida	333-188785	46-2500923
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8275 S. Eastern Avenue, Suite 200 Las Vegas, Nevada	89123
(Address of principal executive offices)	(Zip Code)

(702) 724-2643

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Lawrence P. Cummins.  On October 18, 2017, Lawrence P. Cummins was appointed to the Board of Directors to fill the vacancy left by the previous resignation of Matt deFouw.

Mr. Cummins is the CEO of Black Cactus Global Pty. Ltd., an Australian corporation (Black Cactus – Australia”), and managing member of Black Cactus Global, LLC, a Delaware limited liability company (“Black Cactus US”) which recently entered into a software licensing agreement with the Company.   Mr. Cummins has worked at Black Cactus – Australia for the past four years.  Prior to that, he was managing director of Charteris, Mackie, Baillie and Cummins (USA) from 1999-2015.  Mr. Cummins is still managing director of Charteris, Mackie in the United Kingdom.  Charteris Mackie is a global consulting firm specializing in Blockchain and Blockchain business strategy.

Mr. Cummins has a Bachelor of Arts in Economics from Northwestern University and a Bachelor of Arts in Mathematics from the University of Oxford, University College.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2017, Envoy Group, Inc. (the “Company”) amended its Articles of Incorporation, increasing the number of common shares authorized from 240,000,000 to 500,000,000 while leaving the number of authorized shares of preferred stock at 10,000,000 shares.  The par value for both classes of stock is $0.0001.  The majority shareholder, owning 61% of the issued and outstanding shares of common stock, approved the amendment to the Articles of Incorporation.

Additionally, the Company also changed its name to “Black Cactus Global Inc.” as required by its Exclusive Software License Agreement with Black Cactus Holdings, LLC.  The majority shareholders, owning 61% of the issued and outstanding shares of common stock approved this change of name and amendment to the Articles of Incorporation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVOY GROUP CORP.

Date: December 1, 2017	By:	/s/ Harpreet Sangh
	Name:	Harpreet Sangha
	Title:	Chief Executive Officer